Financial Data

AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended			Twelve Months Ended
	12/31/2013	12/31/2012	% Chg	12/31/2013	12/31/2012	% Chg
Operating Revenues	$33,163	$32,578	1.8%	$128,752	$127,434	1.0%

Operating Expenses
Cost of services and sales (exclusive of depreciation and amortization shown separately below)	12,237	17,555	-30.3%	51,464	55,228	-6.8%
Selling, general and administrative	4,008	16,409	-75.6%	28,414	41,066	-30.8%
Depreciation and amortization	4,680	4,572	2.4%	18,395	18,143	1.4%
Total Operating Expenses	20,925	38,536	-45.7%	98,273	114,437	-14.1%
Operating Income (Loss)	12,238	(5,958)	-	30,479	12,997	-
Interest Expense	1,459	820	77.9%	3,940	3,444	14.4%
Equity in Net Income of Affiliates	148	215	-31.2%	642	752	-14.6%
Other Income (Expense) - Net	226	12	-	596	134	-
Income (Loss) Before Income Taxes	11,153	(6,551)	-	27,777	10,439	-
Income Tax Expense (Benefit)	4,158	(2,772)	-	9,224	2,900	-
Net Income (Loss)	6,995	(3,779)	-	18,553	7,539	-
Less: Net Income Attributable to Noncontrolling Interest	(82)	(78)	-5.1%	(304)	(275)	-10.5%
Net Income (Loss) Attributable to AT&T	$6,913	$(3,857)	-	$18,249	$7,264	-

Basic Earnings Per Share Attributable to AT&T	$1.31	$(0.68)	-	$3.39	$1.25	-
Weighted Average Common Shares Outstanding (000,000)	5,267	5,661	-7.0%	5,368	5,801	-7.5%

Diluted Earnings Per Share Attributable to AT&T	$1.31	$(0.68)	-	$3.39	$1.25	-
Weighted Average Common Shares Outstanding with Dilution (000,000)	5,283	5,680	-7.0%	5,385	5,821	-7.5%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended			Twelve Months Ended

Wireless	12/31/2013	12/31/2012	% Chg	12/31/2013	12/31/2012	% Chg
Segment Operating Revenues
Data	$5,729	$4,905	16.8%	$21,719	$18,297	18.7%
Voice, text and other service	9,931	10,044	-1.1%	39,833	40,889	-2.6%
Equipment	2,777	2,693	3.1%	8,347	7,577	10.2%
Total Segment Operating Revenues	18,437	17,642	4.5%	69,899	66,763	4.7%

Segment Operating Expenses
Operations and support	12,576	13,296	-5.4%	44,508	43,296	2.8%
Depreciation and amortization	1,915	1,781	7.5%	7,468	6,873	8.7%
Total Segment Operating Expenses	14,491	15,077	-3.9%	51,976	50,169	3.6%
Segment Operating Income	3,946	2,565	53.8%	17,923	16,594	8.0%
Equity in Net Income (Loss) of Affiliates	(20)	(17)	-17.6%	(75)	(62)	-21.0%
Segment Income	$3,926	$2,548	54.1%	$17,848	$16,532	8.0%

Segment Operating Income Margin	21.4%	14.5%		25.6%	24.9%

Wireline
Segment Operating Revenues
Data	$8,574	$8,119	5.6%	$33,593	$31,841	5.5%
Voice	4,863	5,463	-11.0%	20,333	22,614	-10.1%
Other	1,279	1,341	-4.6%	4,888	5,118	-4.5%
Total Segment Operating Revenues	14,716	14,923	-1.4%	58,814	59,573	-1.3%

Segment Operating Expenses
Operations and support	10,501	10,358	1.4%	41,638	41,207	1.0%
Depreciation and amortization	2,761	2,775	-0.5%	10,907	11,123	-1.9%
Total Segment Operating Expenses	13,262	13,133	1.0%	52,545	52,330	0.4%
Segment Operating Income	1,454	1,790	-18.8%	6,269	7,243	-13.4%
Equity in Net Income (Loss) of Affiliates	1	-	-	2	(1)	-
Segment Income	$1,455	$1,790	-18.7%	$6,271	$7,242	-13.4%

Segment Operating Income Margin	9.9%	12.0%		10.7%	12.2%

Advertising Solutions
Segment Operating Revenues	$-	$-	-	$-	$1,049	-

Segment Operating Expenses
Operations and support	-	-	-	-	773	-
Depreciation and amortization	-	-	-	-	106	-
Total Segment Operating Expenses	-	-	-	-	879	-
Segment Income	$-	$-	-	$-	$170	-

Segment Income Margin	-	-		-	16.2%

Other
Segment Operating Revenues	$10	$13	-23.1%	$39	$49	-20.4%
Segment Operating Expenses	756	332	-	1,336	1,065	25.4%
Segment Operating Income (Loss)	(746)	(319)	-	(1,297)	(1,016)	-27.7%
Equity in Net Income of Affiliates	167	232	-28.0%	715	815	-12.3%
Segment Income (Loss)	$(579)	$(87)	-	$(582)	$(201)	-

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions
	December 31,
	2013	2012
	Unaudited
Assets
Current Assets
Cash and cash equivalents	$3,339	$4,868
Accounts receivable - net of allowances for doubtful accounts of $483 and $547	12,918	12,657
Prepaid expenses	960	1,035
Deferred income taxes	1,199	1,036
Other current assets	4,780	3,110
Total current assets	23,196	22,706
Property, Plant and Equipment - Net	110,968	109,767
Goodwill	69,273	69,773
Licenses	56,433	52,352
Customer Lists and Relationships - Net	763	1,391
Other Intangible Assets - Net	5,016	5,032
Investments in and Advances to Equity Affiliates	3,860	4,581
Other Assets	8,278	6,713
Total Assets	$277,787	$272,315

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$5,498	$3,486
Accounts payable and accrued liabilities	21,107	20,494
Advanced billing and customer deposits	4,212	4,225
Accrued taxes	1,774	1,026
Dividends payable	2,404	2,556
Total current liabilities	34,995	31,787
Long-Term Debt	69,290	66,358
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	36,308	28,491
Postemployment benefit obligation	29,946	41,392
Other noncurrent liabilities	15,766	11,592
Total deferred credits and other noncurrent liabilities	82,020	81,475
Stockholders' Equity
Common stock	6,495	6,495
Additional paid-in capital	91,091	91,038
Retained earnings	31,141	22,481
Treasury stock	(45,619)	(32,888)
Accumulated other comprehensive income	7,880	5,236
Noncontrolling interest	494	333
Total stockholders' equity	91,482	92,695
Total Liabilities and Stockholders' Equity	$277,787	$272,315

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	Twelve Months Ended December 31,
	2013	2012

Operating Activities
Net income	$18,553	$7,539
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	18,395	18,143
Undistributed earnings from investments in equity affiliates	(324)	(615)
Provision for uncollectible accounts	954	1,117
Deferred income tax expense	6,242	1,747
Net (gain) loss from sale of investments, net of impairments	(492)	(19)
Actuarial (gain) loss on pension and postretirement benefits	(7,584)	9,994
Changes in operating assets and liabilities:
Accounts receivable	(1,329)	(1,365)
Other current assets	412	1,017
Accounts payable and accrued liabilities	(152)	1,798
Retirement benefit funding	(209)	-
Other - net	330	(180)
Total adjustments	16,243	31,637
Net Cash Provided by Operating Activities	34,796	39,176

Investing Activities
Construction and capital expenditures:
Capital expenditures	(20,944)	(19,465)
Interest during construction	(284)	(263)
Acquisitions, net of cash acquired	(4,113)	(828)
Dispositions	1,923	812
Sales (purchases) of securities, net	-	65
Return of advances to and investments in equity affiliates	301	-
Other	(7)	(1)
Net Cash Used in Investing Activities	(23,124)	(19,680)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	20	1
Issuance of other short-term borrowings	1,476	-
Repayment of other short-term borrowings	(1,476)	-
Issuance of long-term debt	12,040	13,486
Repayment of long-term debt	(7,698)	(8,733)
Issuance of other long-term financing obligations	4,796	-
Purchase of treasury stock	(13,028)	(12,752)
Issuance of treasury stock	114	477
Dividends paid	(9,696)	(10,241)
Other	251	89
Net Cash Used in Financing Activities	(13,201)	(17,673)
Net (decrease) increase in cash and cash equivalents	(1,529)	1,823
Cash and cash equivalents beginning of year	4,868	3,045
Cash and Cash Equivalents End of Year	$3,339	$4,868

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts, subscribers and connections in (000s)
Unaudited	Three Months Ended			Twelve Months Ended
	12/31/2013	12/31/2012	% Chg	12/31/2013	12/31/2012	% Chg

Wireless
Subscribers and Connections
Total				110,376	106,957	3.2%
Postpaid				72,638	70,497	3.0%
Prepaid				7,384	7,328	0.8%
Reseller				14,028	14,875	-5.7%
Connected Devices				16,326	14,257	14.5%

Wireless Net Adds
Total	809	1,094	-26.1%	2,721	3,764	-27.7%
Postpaid	566	780	-27.4%	1,776	1,438	23.5%
Prepaid	(32)	(166)	80.7%	(13)	128	-
Reseller	(123)	234	-	(1,074)	1,027	-
Connected Devices	398	246	61.8%	2,032	1,171	73.5%
M&A Activity, Partitioned Customers and Other Adjs.	107	(8)	-	698	(54)	-

Wireless Churn
Postpaid Churn	1.11%	1.19%	-8 BP	1.06%	1.09%	-3 BP
Total Churn	1.43%	1.42%	1 BP	1.37%	1.35%	2 BP

Other
Licensed POPs (000,000)				317	313	1.3%

Wireline
Voice
Total Wireline Voice Connections1				28,489	32,184	-11.5%
Net Change	(807)	(992)	18.6%	(3,695)	(4,148)	10.9%

Broadband
Total Wireline Broadband Connections				16,425	16,390	0.2%
Net Change	(2)	(2)	-	35	(37)	-

Video
Total U-verse Video Connections				5,460	4,536	20.4%
Net Change	194	192	1.0%	924	745	24.0%

Consumer Revenue Connections
Broadband2				14,697	14,531	1.1%
U-verse Video Connections1				5,442	4,524	20.3%
Voice1,3				16,251	18,612	-12.7%
Total Consumer Revenue Connections1				36,390	37,667	-3.4%
Net Change	(273)	(386)	29.3%	(1,277)	(1,839)	30.6%

AT&T Inc.
Construction and capital expenditures:
Capital expenditures	$5,379	$5,846	-8.0%	$20,944	$19,465	7.6%
Interest during construction	$71	$66	7.6%	$284	$263	8.0%
Dividends Declared per Share	$0.46	$0.45	2.2%	$1.81	$1.77	2.3%
End of Period Common Shares Outstanding (000,000)				5,226	5,581	-6.4%
Debt Ratio4				45.0%	43.0%	200 BP
Total Employees				243,360	241,810	0.6%

1	Prior year amounts restated to conform to current period reporting methodology.
2	Consumer wireline broadband connections include DSL lines, U-verse High Speed Internet access and satellite broadband.
3	Includes consumer U-verse Voice over Internet Protocol connections of 3,848 as of December 31, 2013.
4	Total long-term debt plus debt maturing within one year divided by total debt plus total stockholders' equity.
Note: For the end of 4Q13, total switched access lines were 24,639, retail business switched access lines totaled 10,364, and wholesale, national mass markets and coin switched access lines totaled 1,872. Restated switched access lines do not include ISDN lines.

Financial Data

AT&T Inc.
Non-GAAP Financial Reconciliation
Adjusted Operating Revenues, Operating Income and Margin
Dollars in millions
Unaudited
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2012	2013	2012	2013

Reported Operating Revenues	$32,578	$33,163	$127,434	$128,752
Adjustments:
Removal of Advertising Solutions	-	-	(1,049)	-
Storm Impacts	27	-	27	-
Adjusted Operating Revenues	$32,605	$33,163	$126,412	$128,752

Year-over-year growth - Adjusted		1.7%		1.9%

Adjusted Operating Revenues is a non-GAAP financial measure calculated by excluding from operating revenues significant items that are non-operational or non-recurring in nature, including dispositions. Management believes that these measures provide relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Operating Revenues should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. Our calculations of Adjusted Operating Revenues may differ from similarly titled measures reported by other companies.

Adjusted Operating Income
Dollars in millions
Unaudited
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2012	2013	2012	2013

Reported Operating Income	$(5,958)	$12,238	$12,997	$30,479
Adjustments:
Removal of Advertising Solutions	-	-	(170)	-
Storm Impacts	176	-	176	-
Actuarial (gain) / loss on benefit plan	9,994	(7,584)	9,994	(7,584)
Employee separation charges	-	501	-	501
Gain on transfer of wireless spectrum	-	-	-	(229)
Adjusted Operating Income	$4,212	$5,155	$22,997	$23,167

Year-over-year growth - Adjusted		22.4%		0.7%

Adjusted Operating Income Margin*	12.9%	15.5%	18.2%	18.0%

Adjusted Operating Income and Margin are non-GAAP financial measure calculated by excluding from operating revenues and operating expenses significant items that are non-operational or non-recurring in nature. Management believes that these measures provide relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Operating Income and Margin exclude all actuarial gains or losses ($7.6 billion gain in 2013) associated with our pension and postemployment benefit plans, which we immediately recognize in the income statement, pursuant to our accounting policy for the recognition of actuarial gains/losses. As a result, Adjusted Operating Income and Margin reflect an expected return on plan assets of $4.0 billion (based on an average expected return on plan assets of 7.75%), rather than the actual return on plan assets of $7.2 billion (actual return of 14.1%), as included in the GAAP measure of income.

Adjusted Operating Income and Margin should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. Our calculation of Adjusted Operating Income and Margin, as presented, may differ from similarly titled measures reported by other companies.

*Adjusted Operating Income Margin is calculated by dividing Adjusted Operating Income by Adjusted Operating Revenues.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Adjusted Operating Expenses
Dollars in Millions
Unaudited
	Three Months Ended
	December 31,
	2012	2013

Reported Operating Expenses	$38,536	$20,925
Adjustments:
Storm Impacts	(149)	-
Actuarial gain / (loss) on benefit plan	(9,994)	7,584
Employee separation charges	-	(501)
Adjusted Operating Expenses	$28,393	$28,008

Year-over-year growth - Adjusted		-1.4%

Adjusted Operating Expenses is a non-GAAP financial measure calculated by excluding from operating expenses significant items that are non-operational or non-recurring in nature. Management believes that this measure provides relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Operating Expenses excludes all actuarial gains ($7.6 billion in 2013) associated with our pension and postemployment benefit plans, which we immediately recognize in the income statement, pursuant to our accounting policy for the recognition of actuarial gains/losses. As a result, the Adjusted Operating Expenses reflects an expected return on plan assets of $4.0 billion (based on an average expected return on plan assets of 7.75%), rather than the actual return on plan assets of $7.2 billion (actual return of 14.1%), as included in the GAAP measure of income.

Adjusted Operating Expenses should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. Our calculation of Adjusted Operating Expenses, as presented, may differ from similarly titled measures reported by other companies.

Financial Data

AT&T Inc.
Non-GAAP Wireless Reconciliation
Wireless Segment EBITDA
Dollars in millions
Unaudited
	Three Months Ended					Twelve Months Ended
	12/31/12	3/31/13	6/30/13	9/30/13	12/31/13	12/31/12	12/31/13

Segment Operating Revenues
Data	$4,905	$5,125	$5,356	$5,509	$5,729	$18,297	$21,719
Voice, text and other service	10,044	9,937	10,014	9,951	9,931	40,889	39,833
Equipment	2,693	1,629	1,921	2,020	2,777	7,577	8,347
Total Segment Operating Revenues	17,642	16,691	17,291	17,480	18,437	66,763	69,899

Segment Operating Expenses
Operations and support	13,296	10,180	10,770	10,982	12,576	43,296	44,508
Depreciation and amortization	1,781	1,835	1,843	1,875	1,915	6,873	7,468
Total Segment Operating Expenses	15,077	12,015	12,613	12,857	14,491	50,169	51,976
Segment Operating Income	2,565	4,676	4,678	4,623	3,946	16,594	17,923
Segment Operating Income Margin	14.5%	28.0%	27.1%	26.4%	21.4%	24.9%	25.6%

Plus: Depreciation and amortization	1,781	1,835	1,843	1,875	1,915	6,873	7,468
EBITDA	$4,346	$6,511	$6,521	$6,498	$5,861	$23,467	$25,391
EBITDA as a % of Service Revenues1	29.1%	43.2%	42.4%	42.0%	37.4%	40%	41.3%

EBITDA is defined as Operating Income Before Depreciation and Amortization. 1Service revenues is defined as Wireless data and voice, text and other service revenues.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Adjusted Diluted EPS
AT&T Inc.
Unaudited
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2012	2013	2012	2013

Reported Diluted EPS	$(0.68)	$1.31	$1.25	$3.39
Adjustments:
Removal of Advertising Solutions	-	-	(0.03)	-
Storm Impacts	0.02	-	0.02	-
Actuarial (gain) / loss on benefit plan	1.10	(0.89)	1.07	(0.88)
Gain on transfer of wireless spectrum	-	-	-	(0.03)
Income tax settlement/items	-	-	-	(0.05)
Early debt redemption costs	-	0.07	-	0.07
Employee separation charges	-	0.06	-	0.06
América Móvil - Gain from sale of shares	-	(0.02)	-	(0.06)
Adjusted Diluted EPS	$0.44	$0.53	$2.31	$2.50

Year-over-year growth - Adjusted		20.5%		8.2%

Weighted Average Common Shares Outstanding
with Dilution (000,000)	5,680	5,283	5,821	5,385

Adjusted Diluted EPS is a non-GAAP financial measure calculated by excluding from operating revenues, operating expenses and equity in net income of affiliates certain significant items that are non-operational or non-recurring in nature, including dispositions. Management believes that this measure provides relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Diluted EPS should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. Our calculation of Adjusted Diluted EPS, as presented, may differ from similarly titled measures reported by other companies.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Free Cash Flow
Dollars in millions
Unaudited
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2012	2013	2012	2013

Net cash provided by operating activities	$10,520	$7,917	$39,176	$34,796

Less: Construction and capital expenditures	(5,912)	(5,450)	(19,728)	(21,228)

Free Cash Flow	$4,608	$2,467	$19,448	$13,568

Free Cash Flow after Dividends
Dollars in millions
Unaudited
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2012	2013	2012	2013

Net cash provided by operating activities	$10,520	$7,917	$39,176	$34,796

Less: Construction and capital expenditures	(5,912)	(5,450)	(19,728)	(21,228)

Free Cash Flow	4,608	2,467	19,448	13,568

Less: Dividends paid	(2,503)	(2,371)	(10,241)	(9,696)

Free Cash Flow After Dividends	$2,105	$96	$9,207	$3,872

Free cash flow includes reimbursements of certain postretirement benefits paid.

Free cash flow is defined as cash from operations minus construction and capital expenditures. Free cash flow after dividends is defined as cash from operations minus construction, capital expenditures and dividends. We believe these metrics provide useful information to our investors because management regularly reviews free cash flow as an important indicator of how much cash is generated by normal business operations, including capital expenditures, and makes decisions based on it. Management also views free cash flow as a measure of cash available to pay debt and return cash to shareowners.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Net-Debt-to-Adjusted-EBITDA Ratio
Dollars in millions
Unaudited
	Three Months Ended
	3/31/13	6/30/13	9/30/13	12/31/13	2013

Operating Revenues	$31,356	$32,075	$32,158	$33,163	$128,752
Operating Expenses	25,416	25,962	25,970	20,925	98,273
Total Operating Income	5,940	6,113	6,188	12,238	30,479
Add Back Depreciation and Amortization	4,529	4,571	4,615	4,680	18,395
Consolidated Reported EBITDA	10,469	10,684	10,803	16,918	48,874
Add back:
Actuarial (gain) / loss on benefit plan				(7,584)	(7,584)
Consolidated Adjusted EBITDA	10,469	10,684	10,803	9,334	41,290
End-of-period current debt					5,498
End-of-period long-term debt					69,290
Total End-of-Period Debt					74,788
Less Cash and Cash Equivalents					3,339
Net Debt Balance					71,449
Net-Debt-to-Adjusted-EBITDA Ratio					1.73

Net-Debt-to-EBITDA ratios are non-GAAP financial measures frequently used by investors and credit rating agencies. Management believes these measures provide relevant and useful information to investors and other users of our financial data. Net Debt is calculated by subtracting cash and cash equivalents from the sum of debt maturing within one year and long-term debt. The Net-Debt-to-EBITDA ratio is calculated by dividing the Net Debt by annualized EBITDA.

Adjusted EBITDA excludes all actuarial gains or losses ($7.6 billion gain in 2013) associated with our pension and postemployment benefit plans, which we immediately recognize in the income statement, pursuant to our accounting policy for the recognition of actuarial gains/losses. As a result, Adjusted EBITDA reflects an expected return on plan assets of $4.0 billion (based on an average expected return on plan assets of 7.75%), rather than the actual return on plan assets of $7.2 billion (actual return of 14.1%), as included in the GAAP measure of income.

Our calculation of Adjusted EBITDA, as presented, may differ from similarly titled measures reported by other companies.